UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2018

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Canal View Boulevard Suite 300 Rochester, NY	14623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On December 7, 2018, Premier Packaging Corporation (“PPC”), a wholly-owned subsidiary of Document Security Systems, Inc. (the “Company”), entered into a Purchase Agreement (the “Equipment Purchase Agreement”) with Bobst North America Inc. (“BOBST”), located in Roseland, New Jersey, to purchase an EXPERTFOLD 110-A Universal Folder-Gluer (the “Equipment”) for a purchase price of $849,000 (the “Equipment Purchase Price”). The Equipment Purchase Price will be paid by accessing funds available under an existing and previously reported Citizens Bank (“Citizens”) Equipment Line of Credit pursuant to which Citizens has agreed to lend up to $1,200,000 for the purpose of enabling the purchase of commercial equipment by PPC. Under the Equipment Purchase Agreement, 40% of the Equipment Purchase Price is due upon execution of the Equipment Purchase Agreement. A second payment of 50% of the Equipment Purchase Price is due upon PPC’s receipt of BOBST’s invoice confirming the shipping date for the Equipment. The last installment equal to 10% of the Equipment Purchase Price is due on the date that BOBST completes the installation and demonstrates that the Equipment is capable of producing commercially saleable product. The Agreement contains customary default provisions, acceleration clauses and remedies for non-payment breach by PPC, which remedies include the right to enter PPC’s premises and take possession of the Equipment and resell the same at auction to recoup any unpaid portion of the Equipment Purchase Price.

The Equipment Purchase Agreement is filed as Exhibit 10.1 to this report. The foregoing summary description of the terms of the Agreement is qualified in its entirety by reference to the full text of such exhibit.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Equipment Purchase Agreement between Premier Packaging Corporation and Bobst North America Inc., dated December 7, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: December 10, 2018	By:	/s/ Jeffrey Ronaldi
Jeffrey Ronaldi
Chief Executive Officer